                                  EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




     We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data" and to the use of our report dated February 18, 1997, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-20633) and related Prospectus of StarTek, Inc. for the registration of 4,216,667 shares of its common stock.

                                   ERNST & YOUNG LLP



Denver, Colorado
May 23, 1997